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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-07500) pertaining to the Denison International Stock Option Plan of our report dated February 11, 2000, with respect to the consolidated financial statements of Denison International plc and subsidiaries included in its Annual Report on Form 10-K for the year ended December 31, 1999.



                                                               /s/ ERNST & YOUNG



Columbus, Ohio
March 26, 2000